                                                                   EXHIBIT 10.18


                                                    [LOGO]

TECHNOLOGY FINANCE


January 6, 2000                                       [LETTERHEAD]


Ms. Susan M. Kanaya
Chief Financial Officer
Kosan Biosciences, Incorporated
3832 Bay Center Place
Hayward, CA 94545

Dear Ms. Kanaya:

FINOVA Capital Corporation ("we" or "Lender") is pleased to enter into the following transaction with Kosan Biosciences, Incorporated ("you" or "Borrower") on the terms and conditions hereinafter set forth.

The outline of this Commitment is as follows:

BORROWER:                           Kosan Biosciences, Incorporated

LENDER:                             FINOVA Capital Corporation

TERM OF LOANS:                      Each Loan shall have a term until payment in
                                    full of forty-three (43) consecutive
                                    months from the thirtieth day of the
                                    month coincident with or (as the case may be) the month next following the making of the Loan.

FACILITY:                           A $2,000,000 line of credit. Subject to the
                                    terms of the Loan Documents (as hereinafter defined), we will from time to time make loans to you under the Facility (each, a "Loan" and collectively, the "Loans"). Once a Loan is made, it cannot be reborrowed.
                                    Each Loan shall be evidenced by a separate promissory note in form and substance satisfactory to Lender.

PURPOSE OF LOANS:                   For the acquisition of Equipment on Schedule
                                    A and new laboratory, office, production, research and development and additional equipment. Lender at its sole option may finance used equipment and/or equipment older than 90 days from the date of supplier's invoice. Lender will finance soft costs in amounts not in excess of twenty-five percent (25%) of each Loan, but shall not exceed a maximum of $500,000 in total. Notwithstanding the foregoing, the soft costs on the first Loan may be a maximum of 55% of that Loan, but in no case exceed the maximum. Such soft costs to include leasehold improvements, delivery, installation, sales tax and software. All items financed with the proceeds of the Loan are subject to final review and acceptance by the Lender.

COLLATERAL:                         The due payment and performance of all of
                                    Borrower's present and future obligations to Lender shall be secured by a first and only perfected lien on and security interest in and to all items financed with the proceeds of a Loan, and all replacements, substitutions, accessions and additions thereto, and all proceeds thereof
                                    (including, without limitation, proceeds of insurance). Each Loan shall be cross collateralized.

COLLATERAL LOCATION:                3832 Bay Center Place, Hayward, CA 94545

ANTICIPATED DELIVERY:               Through December 31, 2000.

CLOSING DATE:                       The date on which all conditions to a Loan
                                    are satisfied by the Borrower and the Loan proceeds are disbursed to the Borrower or to other Persons at the Borrower's direction.
                                    Each Loan shall have a principal amount of not less than $250,000 secured by all Collateral. No Closing Dates shall occur after December 31, 2000.

MONTHLY PAYMENTS:                   Each Loan shall be paid in forty-three (43)
                                    consecutive installments of principal and interest. Each of the first forty-two (42)
                                    Monthly Payments shall be in an amount equal to 2.745% of the principal amount of the Loan and the final forty-third (43rd)
                                    Monthly Payment shall be in an amount equal to ten (10%) percent of the principal amount of the Loan. All payments are payable in advance and the first (1st) and forty-second
                                    (42nd) Monthly Payments applicable to a Loan shall be payable on the Closing Date of such Loan and shall be withheld by the Lender from the Loan proceeds disbursed by the Lender.

ADJUSTMENT TO
MONTHLY PAYMENTS:                   If, on the second business day preceding the
                                    Closing Date for each Loan the highest yield for four-year U. S. Treasury Notes as published in THE WALL STREET JOURNAL on such date is greater than the yield as published on December 3, 1999, the Monthly
                                    Payments shall be increased (point for
                                    point) to reflect such increase in the
                                    yield. The yield as of December 3, 1999 was 6.29%. As of the Closing Date, the Monthly
                                    Payments with respect to the applicable Loan being made shall be fixed for the entire
                                    Term.

INTERIM PAYMENTS:                   If the date we make the Loan to you is not
                                    the thirtieth (30th) or the thirty-first
                                    (31st) day of the month, you will pay, on the thirtieth (30th) day of the month in which we make the Loan to you, interest only, at the applicable adjusted interest rate, from the date we make the Loan to you to the twenty-ninth (29th) day of the same month. If the date we make the Loan to you is the thirty-first (31st), you will pay interest at the applicable adjusted interest rate, from the date we make the Loan to you to the twenty-ninth (29th) day of the next following month. The interim payment (as well as the first (1st) and forty-second
                                    (42nd) Monthly Payments) shall be payable on the Closing Date and shall be withheld by the Lender from the Loan proceeds disbursed by the Lender.

INSURANCE:                          Borrower shall, at its own expense, maintain
                                    and deliver evidence to Lender of such
                                    insurance required by Lender, written by insurers and in amounts satisfactory to Lender.

LOAN PROVISIONS
AND COVENANTS:                      All documentation shall be prepared and
                                    reviewed by us or our counsel and shall be in form and substance satisfactory to us and our counsel in our and our counsel's sole and absolute discretion, and shall include, without limitation, a promissory note (and related schedule) for each Loan, a master loan and security agreement, environmental certificate and indemnity agreement, opinion of outside counsel, financing statements, releases, waivers and consents (including, but not limited to, landlord's and mortgagee's waivers), corporate resolutions and incumbencies, insurance letter, insurance certificates and copies of insurance policies, and such other documents as we and our counsel deem appropriate in our or their sole discretion (collectively, the "Loan Documents"). The Loan Documents contemplated hereby shall contain such conditions, representations, warranties, covenants, events of default (including, without limitation, cross default provisions), remedies, and other terms and provisions as are customarily required by lenders in transactions of this type or as the parties shall agree.

ADDITIONAL COVENANTS:               There shall be no actual or threatened
                                    conflict with, or violation of, any
                                    regulatory statute, standard or rule
                                    relating to the Borrower, its present or future operations, or the Collateral.

                                    All information supplied by the Borrower shall be correct and shall not omit any statement necessary to make the information supplied not be misleading. There shall be no material breach of the representations and warranties of the Borrower in the Loan Agreement. The representations shall include that the Cost of each item of the Collateral does not exceed the fair and usual price for like quantity purchases of such item. The master loan and security agreement shall also contain the following covenant.

                                    FINANCIAL REPORTING. During the period of the Commitment and while any Loan is outstanding, Borrower shall deliver to Lender or cause to be delivered to Lender the Borrower's quarterly financial statements within 45 days following the end of each respective fiscal quarter and annual financial statements within 90 days following the end of each respective fiscal year. All annual financial statements shall be prepared in accordance with generally accepted accounting principles ("GAAP") and be audited by a reputable firm of certified public accountants acceptable to Lender, and shall be accompanied by a certificate executed by such certified public accountants to the effect that the Borrower has complied with all covenants contained in the Loan Documents and there are no events of default thereunder ("Compliance Certificate"). All quarterly financial statements may be internally prepared in accordance with GAAP, and accompanied by a Compliance Certificate executed by the Borrower's Chief Financial Officer.

FEES AND EXPENSES:                  The Borrower shall be responsible for the
                                    Lender's reasonable fees and expenses in connection with the transaction, including the fees and expenses of counsel to prepare and review the documentation, not to exceed
                                    $2,500.

COMMITMENT FEE:                     With the acceptance of this Commitment by
                                    the Borrower, a Commitment Fee of $20,000 shall be then due the Lender. The
                                    Application Fee of $10,000 previously paid by the Borrower shall be applied to the Commitment Fee. The Commitment Fee, less any fees and expenses, shall be applied, on a pro rata basis based on the amount of each Loan in proportion to the total Facility to the second Monthly Loan Payment of each Loan.

SURVIVAL:                           This Commitment Letter shall survive
                                    closing. However, if there is any conflict between the terms and conditions of the master loan and security agreement (or schedules) and those of this Commitment
                                    Letter, the master loan and security
                                    Agreement (or schedules) shall control.

This Commitment and the Closing of each Loan contemplated herein are subject, amongst other things, to receipt by us, in form and substance satisfactory to us and our counsel, at or prior to Closing, of:

         (i) all documentation and other requirements set forth herein including but not limited to the Loan Documents and other requirements set forth herein and as may be required by our counsel; and

         (ii) our receipt, in form and substance satisfactory to us, of all financial and credit information requested by us, which reflects no material adverse change in your condition, business, financial or otherwise; and

         (iii) evidence that the Collateral is owned by you, free and clear of all liens and encumbrances; and

         (iv) evidence of such insurance required by us, written by insurers and in amounts satisfactory to us; and

         (v) such opinions of your outside counsel, certificates, waivers, releases, Uniform Commercial Code Financing Statements, due diligence searches, and further documents as may be required by us or our counsel; and

         (vi) evidence that no payment is past due to the Lender from the Borrower, whether as a borrower, a lessee, a guarantor or in some other capacity and that there be no default under any agreement, instrument or document between the Lender and the Borrower (including, without limitation, the Loan Documents); and

         (vii) evidence that the Borrower is in compliance with the provisions of this Commitment; and

         (viii) our receipt of evidence satisfactory to us, in our sole discretion that the subject transaction is environmentally acceptable. We shall have the right to require you to retain the services of a firm acceptable to us and knowledgeable in environmental matters to perform environmental investigations of the Collateral and real property owned, operated or occupied by you (including, without limitation, the Collateral Location) and the surrounding areas. Such investigation may include, but not be limited to, soil and ground water testing to fully identify the scope of any environmental issues impacting the transaction (including Phase I and/or Phase II environmental reports). The scope and results of such investigations must be satisfactory to us, in our sole discretion.

In addition to all other conditions and requirements set forth herein, this Commitment and the closing of each Loan contemplated hereunder shall be subject, in our sole judgment, that there be no material adverse change in your financial, business or other condition. This Commitment is not assignable without our prior written consent. We reserve the right to cancel this Commitment in the event you or any of your officers, employees, agents or representatives has made any misrepresentation to us or has withheld any information from us with regard to the transaction contemplated hereby.

As used in this Commitment, the terms "satisfactory to us" or "acceptable to us" or "satisfactory to our counsel" or "acceptable to our counsel" or terms of similar import mean satisfactory or acceptable to us or our counsel in our or its sole judgment and discretion.

This Commitment and the Loan Documents shall be governed by the laws of the State of Arizona. Any dispute arising under this Commitment shall be litigated by you only in any federal or state court located in the State of Arizona, or any state court located in Maricopa County, Arizona; and you hereby irrevocably submit to the personal jurisdiction of such courts and waive any objection that may exist as to venue or convenience of such forums. Nothing contained herein shall preclude us from commencing any action in any court having jurisdiction thereof.

In the event that the Loans do not close prior to January 1, 2001 because of your failure to satisfy the conditions for the closing, or because of a material adverse change in your financial, business or other condition, this Commitment shall terminate and we shall have no liability to you and we shall retain, as earned, the Commitment Fee.

In the event we fail to complete this transaction and such failure is not because of your inability to satisfy all the conditions for closing or a material adverse change in your financial, business or other condition, our liability shall be limited to a return of the Commitment Fee, less Fees and Expenses due hereunder.

Please execute the copy of this letter acknowledging your acceptance of the terms hereof and return it to us along with a check for $10,000 representing the balance of the Commitment Fee. If a copy of this Commitment is not executed and returned by you on or before January 11, 2000, this Commitment shall be deemed withdrawn.

                                                     Sincerely,

                                                     FINOVA CAPITAL CORPORATION

                                                     By   /s/ Dannion C. McGary
                                                          ----------------------
                                                              Dannion C. McGary
                                                              Vice President
Accepted this 7 day of JANUARY 2000

KOSAN BIOSCIENCES, INCORPORATED

By:  /s/ Susan Kanaya
   ------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                             Description/Vendor                         Invoice #                    Invoice Date             Price
-----------------------------------------------------------------------------------------------------------------------------------

             LABORATORY EQUIPMENT
                                    1999
06/04/99   1 Gear drive variable speed mixer - Lightnin -
             process                                                         S01/99016522                05/28/99          1,328.00
06/07/99   1 Winchlift & Stand - Inaco - Process                                   105504                05/03/99            912.00
06/07/99   1 Centrifuge - Alfa Laval - Process                                     130582                05/20/99          1,271.00
06/10/99   1 Foxy 200 fraction collector - Isco, Inc. - Process                 026862-00                06/04/99          3,795.00
06/23/99   1 Vacuubrand MZ2C - Vacuubrand - Process                                   906                06/07/99          2,071.75
06/30/99   1 IDG400-58 Probe- Nalorac - Chemistry                                -2802835                06/28/99         21,000.00
07/01/99   1 Biostat MD Triple - B.Braun biotech- Process                   34144 & 34785     /21/1999  & 8/27/99         79,385.00
07/01/99   1 NMR Sample Changer & Gradiant Amplifier - Bruker -
             Process                                                      034954 & 035148       5/27/99 & 7/19/99         42,990.00
07/02/99   1 5L Glass fermentation vessel MD - 5 - B.Braun -
             Process                                                                34214                06/28/99          1,218.00
07/06/99   1 New Shaft for 150L - B. Metal fabrication                              13267                07/06/99          1,976.00
07/14/99     Installation Consolidated Autoclave - Labworks
             Equip Svc. - Process                                                    1784                07/13/99
07/20/99   2 New Brunswick Series 25 Incubator Shakers - New
             Brunswick - New Technology                                            100072                07/14/99          8,800.00
07/31/99   1 Hitachi HPLC System - Shaman -- Process                                  N/A                07/16/99         16,000.00
08/02/99   1 Hand Nut Tool - Alfa Laval - Process                                  135647                07/28/99          1,044.00
08/06/99   1 SS 34 Rotor - Kendro Laboratories - Process &
             Biological Sciences                                             SLS/99012265                07/30/99          3,150.00
08/10/99     New Brunswick Shaker upper & lower bearings -
             Labworks Equipment - Process                                            1815                08/10/99            405.00
08/15/99   1 Eight position multicell transport - Hewlett
             Packard -                                                          100128894                08/10/99          4,080.00
08/20/99   1 Consolidated Autoclave Model SR24C - Laboratory
             Equipment Company - Process                                       156 & 1565        7/13/99 & 7/9/99         32,245.00
08/20/99   1 Vacuum pump assembly on house vacuum system -
             Labworks Equipment - Process                                     1829 & 1836       8/20/99 & 8/26/99          4,200.00
08/25/99   1 Vacuum Pump 1.8CFM - Fisher Scientific - Chemistry                   9632318                08/19/99            930.00
09/01/99   4 Piece baffles & (1) piece mixer to 150L fermentor
             - B. Metal Fabrication - Process                                       13332                08/18/99          1,030.00
09/03/99   1 Circ Refg Htg Digt 13L 115V (water bath) - Fisher
             - Lab support                                                        9892860                09/03/99          1,772.00
09/23/00   1 IHR 2106 Seal assembly kit for 150L - LSL
           1 Biotafitte, Inc - Process Science                                       2708                09/01/99          1,210.51
09/29/99   1 Freezer Storage Flame - Sussman - Process                            9987566                09/10/99          1,680.26
09/30/99     Steam generator - Sussman - Process                                    42894                08/31/99         17,266.00
10/06/99   1 General Electric Refrigerator - University
             Electric company - biological Sciences                            0091858-IN                09/30/99          1,180.00
10/11/99   1 Dissolved Oxygen Probe - Metier Toledo - Process
             Development                                                            57800                10/07/99          1,000.00
10/18/99   1 Dissolved Oxygen Probe - Metier Toledo - Process
             Development                                                            57912                10/13/99          1,135.00
11/05/99   1 Circulating Water Flow bath - VWR Scientific                         1897571                10/25/99          1,450.00
11/09/99   1 Pollyscience chiller model 6105 - VWR Scientific -
             New Technology                                                       1850528                10/21/99          1,985.00
11/01/09   1 Economy Oven - VWR Scientific Products - Chemistry                   1864117                10/22/99          1,190.00
11/14/99   1 Microfuge R - Beckman Brand - VWR Scientific -
             Process Development                                                  2227236                11/29/99          4,600.00
11/15/99   1 Water Bath - Fisher Scientific - Process                              977228                11/09/99          1,772.60
11/27/99   1 GE Refrigerator - University Electric Company -
             Biological Sciences                                               0094028-IN                11/29/99          1,180.00
12/06/99   1 Evaporative Light Scattering Detector                                 572737                11/11/99         13,950.00
12/06/99   1 Industrial Scale / Top loading - VWR Scientific -
 Process                                                              2216307                11/24/99            976.50
                                   subtotal Laboratory equipment

             LEASEHOLD IMPROVEMENTS
                                                            1999
06/01/99     New facility build out - Scales construction -
             Science                                                             99016-02                06/22/99         14,004.00
06/15/99     New facility build out - Scales construction -
             Process                                                             99007-02                06/09/99            868.00
07/01/99     Architectual blueprints for New Fac. Buildout -
             Dowler Gruman Architect - Whole Co.                         815702 & 9815703        2/16/99 & 3/9/99         15,972.50
07/01/99     Data Cable installation - RC Communication - Whole
             Co.                                                                     2756                06/28/99            243.60
08/01/99     Electrical Install 32 Dedicated Circuits - Graham
             Electrical Contractors - Whole facility                                32729                07/12/99         21,970.00
08/01/99     Construct Wood Platforms - Scales Construction -
             Whole Company                                                       99016-03                07/28/99          2,105.00
09/01/99     Engineering for the 1000 litre fermentation suite
             - LEM Construction Inc. - Process                                      99176                08/31/99         18,213.00
10/01/99     Heat exchange system - Cal Air Inc. - whole company                   Jul-32                09/23/99          6,083.00
10/19/99     Install 21 data cables - R.C. Communications -
             Whole company                                                           2914                10/24/99          1,407.30
10/27/99     Construction of new process development lab -
             Concrete shell structures                                                                                   268,021.00
                                 subtotal Leasehold improvements



                                   Description/Vendor                               Shipping  Sales Tax        Labor          Total
              LABORATORY EQUIPMENT
                                          1999
 06/04/99   1 Gear drive variable speed mixer - Lightnin - process                     34.17     109.56            -       1,471.73
 06/07/99   1 Winchlift & Stand - Inaco - Process                                      30.00          -            -         942.00
 06/07/99   1 Centrifuge - Alfa Laval - Process                                        10.49          -     2,491.39       3,773.58
 06/10/99   1 Foxy 200 fraction collector - Isco, Inc. - Process                           -     313.09            -       4,108.09
 06/23/99   1 Vacuubrand MZ2C - Vacuubrand - Process                                   26.57          -            -       2,098.32
 06/30/99   1 IDG400-58 Probe- Nalorac - Chemistry                                     60.00   1,732.50            -      22,792.50
 07/01/99   1 Biostat MD Triple - B.Braun biotech- Process                            628.55          -            -      80,013.55
 07/01/99   1 NMR Sample Changer & Gradiant Amplifier - Bruker - Process               41.00   3,546.68     2,540.00      49,117.68
 07/02/99   1 5L Glass fermentation vessel MD - 5 - B.Braun - Process                  23.87     100.49            -       1,342.36
 07/06/99   1 New Shaft for 150L - B. Metal fabrication                                    -     163.02            -       2,139.02
              Installation Consolidated Autoclave - Labworks Equip Svc. -
 07/14/99     Process                                                                      -          -     1,800.00       1,800.00
              New Brunswick Series 25 Incubator Shakers - New Brunswick -
 07/20/99   2 New Technology                                                               -     726.00            -       9,526.00
 07/31/99   1 Hitachi HPLC System - Shaman -- Process                                      -          -            -      16,000.00
 08/02/99   1 Hand Nut Tool - Alfa Laval - Process                                      4.67          -            -       1,048.77
              SS 34 Rotor - Kendro Laboratories - Process & Biological
 08/06/99   1 Sciences                                                                 35.00     262.77            -       3,447.77
              New Brunswick Shaker upper & lower bearings - Labworks
 08/10/99     Equipment - Process                                                      20.00      33.41     1,385.00       1,843.41
 08/15/99   1 Eight position multicell transport - Hewlett Packard -                   14.00          -            -       4,094.00
              Consolidated Autoclave Model SR24C - Laboratory Equipment
 08/20/99   1 Company - Process                                                       865.00   2,911.01     3,774.99      39,797.00
              Vacuum pump assembly on house vacuum system - Labworks
 08/20/99   1 Equipment - Process                                                     120.00     346.50     1,000.00       5,666.50
 08/25/99   1 Vacuum Pump 1.8CFM - Fisher Scientific - Chemistry                       64.50      76.73            -       1,071.23
              Piece baffles & (1) piece mixer to 150L fermentor - B. Metal
 09/01/99   4 Fabrication - Process                                                        -      84.98            -       1,114.96
              Circ Refg Htg Digt 13L 115V (water bath) - Fisher - Lab
 09/03/99   1 support                                                                      -     153.92            -       1,926.52
              IHR 2106 Seal assembly kit for 150L - LSL Biotafitte, Inc -
 09/23/00   1 Process Science                                                              -          -       625.00       1,835.51
 09/29/99   1 Freezer Storage Flame - Sussman - Process                                    -     138.62            -       1,818.88
 09/30/99   1 Steam generator - Sussman - Process                                     218.84          -            - 17.484.84
              General Electric Refrigerator - University Electric company
 10/06/99   1 - biological Sciences                                                    30.00      99.83            -       1,309.83
 10/11/99   1 Dissolved Oxygen Probe - Metier Toledo - Process Development              8.49      73.12            -       1,081.61
 10/18/99   1 Dissolved Oxygen Probe - Metier Toledo - Process Development              6.42      82.75                    1,224.17
 11/05/99   1 Circulating Water Flow bath - VWR Scientific                                 -     119.63            -       1,569.63
              Pollyscience chiller model 6105 - VWR Scientific - New
 11/09/99   1 Technology                                                                   -     163.76            -       2,148.76
 11/01/09   1 Economy Oven - VWR Scientific Products - Chemistry                           -      98.18            -       1,288.16
              Microfuge R - Beckman Brand - VWR Scientific - Process
 11/14/99   1 Development                                                                  -     379.50            -       4,979.50
 11/15/99   1 Water Bath - Fisher Scientific - Process                                     -     146.25            -       1,918.85
              GE Refrigerator - University Electric Company - Biological
 11/27/99   1 Sciences                                                                 30.00      99.83            -       1,309.83
 12/06/99   1 Evaporative Light Scattering Detector                                   160.15   1,150.88            -      15,261.03
 12/06/99   1 Industrial Scale / Top loading - VWR Scientific - Process                24.32      80.57            -       1,081.39
                                                                                                                     ---------------
                                              subtotal Laboratory equipment                                              309,447.02
                                                                                                                     ---------------

              LEASEHOLD IMPROVEMENTS
                                          1999
 06/01/99     New facility build out - Scales construction - Science                       -          -            -      14,004.00
 06/15/99     New facility build out - Scales construction - Process                       -          -            -         868.00
 07/01/99     Architectual blueprints for New Fac. Buildout - Dowler
              Gruman Architect - Whole Co.                                                 -          -            -      15,972.50
 07/01/99     Data Cable installation - RC Communication - Whole Co.                       -          -       990.00       1,233.60
 08/01/99     Electrical Install 32 Dedicated Circuits - Graham Electrical
              Contractors - Whole facility                                                 -          -            -      21,970.00
 08/01/99     Construct Wood Platforms - Scales Construction - Whole
              Company                                                                      -          -            -       2,105.00
 09/01/99     Engineering for the 1000 litre fermentation suite - LEM
              Construction Inc. - Process                                                  -          -            -      18,213.00
 10/01/99     Heat exchange system - Cal Air Inc. - whole company                          -          -            -       6,083.00
 10/19/99     Install 21 data cables - R.C. Communications - Whole company                 -     116.10     2,655.00       4,178.40
 10/27/99     Construction of new process development lab - Concrete shell
              structures                                                                   -          -                  268,021.00
                                                                                                                     --------------
                                            subtotal Leasehold improvements                                              352.648.50
                                                                                                                     ---------------


                                              Description/Vendor                                         Serial Number
              LABORATORY EQUIPMENT
                                                                    1999
 06/04/99   1 Gear drive variable speed mixer - Lightnin - process                               R9972800000501
 06/07/99   1 Winchlift & Stand - Inaco - Process                                                SRNC-PSW-BT
 06/07/99   1 Centrifuge - Alfa Laval - Process                                                  SRNAC5229-3
 06/10/99   1 Foxy 200 fraction collector - Isco, Inc. - Process                                 SRN213032
 06/23/99   1 Vacuubrand MZ2C - Vacuubrand - Process                                             SRN21677710-99
 06/30/99   1 IDG400-58 Probe- Nalorac - Chemistry                                               SRN9906-5131
 07/01/99   1 Biostat MD Triple - B.Braun biotech- Process                                       SRN8842728Job1111
 07/01/99   1 NMR Sample Changer & Gradiant Amplifier - Bruker - Process                         SRN AH104,BF8006
 07/02/99   1 5L Glass fermentation vessel MD - 5 - B.Braun - Process                            SRN 3920425/1
 07/06/99   1 New Shaft for 150L - B. Metal fabrication                                          SRNFernshaft
 07/14/99     Installation Consolidated Autoclave - Labworks Equip Svc. - Process                SRN reference SR24C.061899
 07/20/99   2 New Brunswick Series 25 Incubator Shakers - New Brunswick - New Technology         SRN780603432 & 390132993
 07/31/99   1 Hitachi HPLC System - Shaman -- Process                                            SRN0818-033
 08/02/99   1 Hand Nut Tool - Alfa Laval - Process                                               SRNAC9306-2
 08/06/99   1 SS 34 Rotor - Kendro Laboratories - Process & Biological Sciences                  SRN9912065
 08/10/99     New Brunswick Shaker upper & lower bearings - Labworks Equipment - Process         SRNFSR-1121
 08/15/99   1 Eight position multicell transport - Hewlett Packard -                             SRNDE73300623
 08/20/99   1 Consolidated Autoclave Model SR24C - Laboratory Equipment Company - Process        SRN5500-97, SN 061899
 08/20/99   1 Vacuum pump assembly on house vacuum system - Labworks Equipment - Process         SRNF993
 08/25/99   1 Vacuum Pump 1.8CFM - Fisher Scientific - Chemistry                                 SRNFile # LR28889,MOD16030074
 09/01/99   4 Piece baffles & (1) piece mixer to 150L fermentor - B. Metal Fabrication - Process SRN9914
 09/03/99   1 Circ Refg Htg Digt 13L 115V (water bath) - Fisher - Lab support                    SRN13873113C
 09/23/00   1 IHR 2106 Seal assembly kit for 150L - LSL Biotafitte, Inc - Process Science        SRN1139.103.00
 09/29/99   1 Freezer Storage Flame - Sussman - Process                                          SRN83058958
 09/30/99   1 Steam generator - Sussman - Process                                                SRNISSB48F3
 10/06/99   1 General Electric Refrigerator - University Electric company - biological Sciences  SRNMV248386
 10/11/99   1 Dissolved Oxygen Probe - Metier Toledo - Process Development                       SRN52200102
 10/18/99   1 Dissolved Oxygen Probe - Metier Toledo - Process Development                       SRN341003058
 11/05/99   1 Circulating Water Flow bath - VWR Scientific                                       SRN13271-036
 11/09/99   1 Pollyscience chiller model 6105 - VWR Scientific - New Technology                  SRN13271-256
 11/01/09   1 Economy Oven - VWR Scientific Products - Chemistry                                 SRN699081412
 11/14/99   1 Microfuge R - Beckman Brand - VWR Scientific - Process Development                 SRNMRB99F12
 11/15/99   1 Water Bath - Fisher Scientific - Process                                           SRN115v60H
 11/27/99   1 GE Refrigerator - University Electric Company - Biological Sciences                SRNRV247820
 12/06/99   1 Evaporative Light Scattering Detector                                              SRN9908873A
 12/06/99   1 Industrial Scale / Top loading - VWR Scientific - Process                          SRN11302-866
                                       subtotal Laboratory equipment

              LEASEHOLD IMPROVEMENTS
                                               1999
 06/01/99     New facility build out - Scales construction - Science                             Leasehold improve SRN N/A
 06/15/99     New facility build out - Scales construction - Process                             Leasehold improve SRN N/A
 07/01/99     Architectual blueprints for New Fac. Buildout - Dowler Gruman Architect - Whole
              Co.                                                                                Leasehold improve SRN N/A
 07/01/99     Data Cable installation - RC Communication - Whole Co.                             Leasehold improve SRN N/A
 08/01/99     Electrical Install 32 Dedicated Circuits - Graham Electrical Contractors - Whole
              facility                                                                           Leasehold improve SRN N/A
 08/01/99     Construct Wood Platforms - Scales Construction - Whole Company                     Leasehold improve SRN N/A
 09/01/99     Engineering for the 1000 litre fermentation suite - LEM Construction Inc. -
              Process                                                                            Leasehold improve SRN N/A
 10/01/99     Heat exchange system - Cal Air Inc. - whole company                                Leasehold improve SRN N/A
 10/19/99     Install 21 data cables - R.C. Communications - Whole company                       Leasehold improve SRN N/A
 10/27/99     Construction of new process development lab - Concrete shell structures            Leasehold improve SRN N/A
                                      subtotal Leasehold improvements

                                       Description/Vendor                          Paid by check #
              LABORATORY EQUIPMENT
                                                                              1999
 06/04/99   1 Gear drive variable speed mixer - Lightnin - process                                               3001
 06/07/99   1 Winchlift & Stand - Inaco - Process                                                                3078
 06/07/99   1 Centrifuge - Alfa Laval - Process                                                                  3038
 06/10/99   1 Foxy 200 fraction collector - Isco, Inc. - Process                                                 3081
 06/23/99   1 Vacuubrand MZ2C - Vacuubrand - Process                                                             3124
 06/30/99   1 IDG400-58 Probe- Nalorac - Chemistry                                                        3154 & 2373
 07/01/99   1 Biostat MD Triple - B.Braun biotech- Process                                                3220 & 3567
 07/01/99   1 NMR Sample Changer & Gradiant Amplifier - Bruker - Process                                  3218 & 3566
 07/02/99   1 5L Glass fermentation vessel MD - 5 - B.Braun - Process                                            3135
 07/06/99   1 New Shaft for 150L - B. Metal fabrication                                                          3336
 07/14/99     Installation Consolidated Autoclave - Labworks Equip Svc. - Process                                3298
              New Brunswick Series 25 Incubator Shakers - New Brunswick - New
 07/20/99   2 Technology                                                                        wire transfer 7/16/99
 07/31/99   1 Hitachi HPLC System - Shaman -- Process                                                            3200
 08/02/99   1 Hand Nut Tool - Alfa Laval - Process                                                               3396
 08/06/99   1 SS 34 Rotor - Kendro Laboratories - Process & Biological Sciences                                  3417
              New Brunswick Shaker upper & lower bearings - Labworks Equipment -
 08/10/99     Process                                                                                            3492
 08/15/99   1 Eight position multicell transport - Hewlett Packard -                                             3480
              Consolidated Autoclave Model SR24C - Laboratory Equipment Company -
 08/20/99   1 Process                                                                                            3491
              Vacuum pump assembly on house vacuum system - Labworks Equipment -
 08/20/99   1 Process                                                                                            3582
 08/25/99   1 Vacuum Pump 1.8CFM - Fisher Scientific - Chemistry                                                 3578
              Piece baffles & (1) piece mixer to 150L fermentor - B. Metal
 09/01/99   4 Fabrication - Process                                                                              3646
 09/03/99   1 Circ Refg Htg Digt 13L 115V (water bath) - Fisher - Lab support                                    3764
              IHR 2106 Seal assembly kit for 150L - LSL Biotafitte, Inc - Process
 09/23/00   1 Science                                                                                            3780
 09/29/99   1 Freezer Storage Flame - Sussman - Process                                                          3764
 09/30/99   1 Steam generator - Sussman - Process                                                                3866
              General Electric Refrigerator - University Electric company -
 10/06/99   1 biological Sciences                                                                                4018
 10/11/99   1 Dissolved Oxygen Probe - Metier Toledo - Process Development                                       3924
 10/18/99   1 Dissolved Oxygen Probe - Metier Toledo - Process Development                                       3993
 11/05/99   1 Circulating Water Flow bath - VWR Scientific                                                       4173
 11/09/99   1 Pollyscience chiller model 6105 - VWR Scientific - New Technology                                  4023
 11/01/09   1 Economy Oven - VWR Scientific Products - Chemistry                                                 4173
 11/14/99   1 Microfuge R - Beckman Brand - VWR Scientific - Process Development                                 4222
 11/15/99   1 Water Bath - Fisher Scientific - Process                                                           4193
 11/27/99   1 GE Refrigerator - University Electric Company - Biological Sciences                                4221
 12/06/99   1 Evaporative Light Scattering Detector                                                              4073
 12/06/99   1 Industrial Scale / Top loading - VWR Scientific - Process                                          4222
                                                     subtotal Laboratory equipment

              LEASEHOLD IMPROVEMENTS
                                                                              1999
 06/01/99     New facility build out - Scales construction - Science                                             3164
 06/15/99     New facility build out - Scales construction - Process                                             3115
              Architectual blueprints for New Fac. Buildout - Dowler Gruman
 07/01/99     Architect - Whole Co.                                                                              3345
 07/01/99     Data Cable installation - RC Communication - Whole Co.                                             3262
              Electrical Install 32 Dedicated Circuits - Graham Electrical
 08/01/99     Contractors - Whole facility                                                                       3475
 08/01/99     Construct Wood Platforms - Scales Construction - Whole Company                                     3608
              Engineering for the 1000 litre fermentation suite - LEM
 09/01/99     Construction Inc. - Process                                                                        3540
 10/01/99     Heat exchange system - Cal Air Inc. - whole company                                                3968
 10/19/99     Install 21 data cables - R.C. Communications - Whole company                                       4009
              Construction of new process development lab - Concrete shell
 10/27/99     structures                                                                                  3953 & 4213
                                                   subtotal Leasehold improvements


                             Description/Vendor                     Cleared / Bank Stmt date     Check Date       Soft Costs
             Laboratory equipment
                                                            1999
             Gear drive variable speed mixer - Lightnin -
06/04/99   1 process                                                                 6/30/99         6/17/99            143.73
06/07/99   1 Winchlift & Stand - Inaco - Process                                     7/31/99          7/1/99             30.00
06/07/99   1 Centrifuge - Alfa Laval - Process                                       7/31/99          7/1/99          2,501.88
06/10/99   1 Foxy 200 fraction collector - Isco, Inc. - Process                      7/31/99          7/1/99            313.09
06/23/99   1 Vacuubrand MZ2C - Vacuubrand - Process                                  7/31/99          7/1/99             26.57
06/30/99   1 IDG400-58 Probe- Nalorac - Chemistry                          7/31/99 & 3/31/99          7/8/99          1,792.50
                                                                                           7/22/99 & 9/21/99
07/01/99   1 Biostat MD Triple - B.Braun biotech- Process               7/31/1999 &  9/30/99                            628.55
             NMR Sample Changer & Gradiant Amplifier - Bruker -                           7/22/99 &  9/21/99
07/01/99   1 Process                                                       8/31/99 & 9/30/99                          6,127.68
             5L Glass fermentation vessel MD - 5 - B.Braun -
07/02/99   1 Process                                                                 7/31/99          7/8/99            124.36
07/06/99   1 New Shaft for 150L - B. Metal fabrication                               8/31/99         8/11/99            163.02
             Installation Consolidated Autoclave - Labworks
07/14/99     Equip Svc. - Process                                                    8/31/98         7/29/99          1,800.00
             New Brunswick Series 25 Incubator Shakers - New
07/20/99   2 Brunswick - New Technology                                              7/31/99                            726.00
07/31/99   1 Hitachi HPLC System - Shaman -- Process                                 7/31/99         7/15/99         -
08/02/99   1 Hand Nut Tool - Alfa Laval - Process                                    8/31/99         8/19/99              4.67
             SS 34 Rotor - Kendro Laboratories - Process &
08/06/99   1 Biological Sciences                                                     8/31/99         8/19/99            297.77
             New Brunswick Shaker upper & lower bearings -
08/10/99     Labworks Equipment - Process                                            9/30/99         8/27/99          1,438.41
             Eight position multicell transport - Hewlett
08/15/99   1 Packard -                                                               9/30/99         8/27/99             14.00
             Consolidated Autoclave Model SR24C - Laboratory
08/20/99   1 Equipment Company - Process                                             9/30/99         8/27/99          7,552.00
             Vacuum pump assembly on house vacuum system -
08/20/99   1 Labworks Equipment - Process                                            9/30/99         9/21/99          1,466.50
08/25/99   1 Vacuum Pump 1.8CFM - Fisher Scientific - Chemistry                      9/30/99         9/21/99            141.23
             Piece baffles & (1) piece mixer to 150L fermentor
09/01/99   4 - B. Metal Fabrication - Process                                       10/31/99         9/24/99             84.98
             Circ Refg Htg Digt 13L 115V (water bath) - Fisher
09/03/99   1 - Lab support                                                          10/31/99        10/14/99            153.92
             IHR 2106 Seal assembly kit for 150L - LSL
09/23/00   1 Biotafitte, Inc - Process Science                                      10/31/99        10/14/99            625.00
09/29/99   1 Freezer Storage Flame - Sussman - Process                              10/31/99        10/14/99            138.62
09/30/99   1 Steam generator - Sussman - Process                                    11/30/99        10/22/99            218.84
             General Electric Refrigerator - University
10/06/99   1 Electric company - biological Sciences                                 11/30/99        11/11/99            129.83
             Dissolved Oxygen Probe - Metier Toledo - Process
10/11/99   1 Development                                                            11/30/99        10/27/99             81.61
             Dissolved Oxygen Probe - Metier Toledo - Process
10/18/99   1 Development                                                            11/30/99        11/11/99             89.17
11/05/99   1 Circulating Water Flow bath - VWR Scientific                        Call Vendor         12/2/99            119.63
             Pollyscience chiller model 6105 - VWR Scientific -
11/09/99   1 New Technology                                                         11/30/99        11/11/99            163.76
11/01/09   1 Economy Oven - VWR Scientific Products - Chemistry                  Call Vendor         12/2/99         98,318.00
             Microfuge R - Beckman Brand - VWR Scientific -
11/14/99   1 Process Development                                                 Call Vendor        11/11/99            379.50
11/15/99   1 Water Bath - Fisher Scientific - Process                            Call Vendor         12/2/99            146.25
             GE Refrigerator - University Electric Company -
11/27/99   1 Biological Sciences                                                 Call Vendor        12/16/99            129.83
12/06/99   1 Evaporative Light Scattering Detector                               Call Vendor         12/2/99          1,311.03
             Industrial Scale / Top loading - VWR Scientific -
12/06/99   1 Process                                                             Call Vendor          16-Dec            104.89
                                   subtotal Laboratory equipment                                                     29,257.00

             Leasehold Improvements
                                                            1999
             New facility build out - Scales construction -
06/01/99     Science                                                                 7/31/99          7/8/99         14,004.00
             New facility build out - Scales construction -
06/15/99     Process                                                                 7/31/99          7/1/99            868.00
             Architectual blueprints for New Fac. Buildout -
07/01/99     Dowler Gruman Architect - Whole Co.                                     8/31/99         8/11/99          1,597.50
             Data Cable installation - RC Communication - Whole
07/01/99     Co.                                                                     8/31/99         7/22/99          1,233.60
             Electrical Install 32 Dedicated Circuits - Graham
08/01/99     Electrical Contractors - Whole facility                                 9/30/99          Aug-99         21,970.00
             Construct Wood Platforms - Scales Construction -
08/01/99     Whole Company                                                          10/31/99         9/21/99          2,105.00
             Engineering for the 1000 litre fermentation suite
09/01/99     - LEM Construction Inc. - Process                                       9/30/99          9/3/99         18,213.00
10/01/99     Heat exchange system - Cal Air Inc. - whole company                    11/30/99        11/11/99          6,083.00
             Install 21 data cables - R.C. Communications -
10/19/99     Whole company                                                          11/30/99        11/11/99          4,178.40
             Construction of new process development lab -          1/30/99 & Call Vendor on       11/8/99 &
10/27/99     Concrete shell structures                                                S180.5        12/16/99        253,021.00
                                 subtotal Leasehold improvements                                                    352,648.50
---------------------------------------------------------------------------
              TOTALS                                                                                                390,805.52
---------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
                                 Description/Vendor                            Invoice #                Invoice Date
----------------------------------------------------------------------------------------------------------------------

        QTY  Computer Equipment
                                                                    1999

05/18/99   1 ID-7000 Mod Kit - Hitachi - Process                                          22709             05/26/99
05/11/99     O2 Visual Workstation, 2700MHZ. - Tnpos. Inc - New
             Technologies                                                                 16197             06/21/99
06/10/99   1 Cisco Pix Firewall - Langtech - whole company                          5332 & 5435    6/10/99 & 7/14/99
06/16/66   2 Superstack 1111 Dual Speed Hubs $ (1) Office Connect Hub -
             Macwarehouse - General                                                PO2872590101             06/09/99
06/15/99   2 256 MB KITs SGI O2 - Advanced enterprise solutions - New
             Technologies                                                                 42696             06/18/99
07/01/99   1 Dell Dimension XPS T500MHz - DELL - General                              246411672             06/14/99
07/01/99   1 IBM Monitor T550 - MacWarehouse - General                             PO2872590102             06/22/99
07/25/99   1 ACMA Pentium III 450 System - ACMA - Process                            88-0168939             07/28/99
08/11/99   1 IMAC G3/333 SRN9312LFGV1 - MicroWarehouse -                           P13477290103             08/05/99
08/11/99   1 IMAC G3/333 SRN9312LFGSN - MicroWarehouse -                           P13477290104             08/05/99
08/20/99   1 Phaser 740 Plus Color Laser Printer - Redwood Imaging,
             Inc. - G&A                                                                    1773             08/23/99
09/01/99   1 NMR Sample Changer software - Bruker Chemistry                              355372             08/25/99
09/16/99   2 Dell Dimension XPS T450MHz plus shipping with (2) CRT
             Monitors - DELL - Process                                         2752 & 276752768    9/13/99 & 9/15/99
09/23/99   2 Dell Dimension XPS T450MHz plus shipping with (2) CRT
             Monitors - DELL - Process                                         1965 & 279961973    9/24/99 & 9/24/99
10/20/99   1 IMAC - MacWarehouse - Biology                                         P19686900002             10/07/99
10/24/99   1 Exper Software - Stat-Ease - Process Development                             15744             10/19/99
11/01/99   1 Dell Dimension XPS T450MHz Pentium 3 Computer - DELL - G&A               292081270             10/25/99
12/06/99   1 Dell 455 Celeron GX 100/T base Computer -DELL - Process                  302837026             11/29/99
                                             subtotal Computer equipment

             Furniture and office equipment
                                                                    1999
06/01/99   1 Kosan Sign - Sign Classics - General                                        995307             05/21/99
07/01/99   1 Office Desk with Right Flush - BRG - General                              90000094             06/25/99
07/01/99     3 tables & 1 desk - OP Contract - Administration                             25926             07/01/99
07/01/99     Cherry Desk (4) with Files and Bookcases - BRG -
             Administration                                                               84589             05/28/99


                                     Description/Vendor                                 Price   Shipping     Sales Tax

          QTY Computer Equipment
                                                                           1999

 05/18/99   1 ID-7000 Mod Kit - Hitachi - Process                                           -          -         79.20
 05/11/99   1 O2 Visual Workstation, 2700MHZ. - Tnpos. Inc - New Technologies        8,744.00      70.00        721.38
 06/10/99   1 Cisco Pix Firewall - Langtech - whole company                         11,610.25      50.00        656.97
 06/16/66   2 Superstack 1111 Dual Speed Hubs $ (1) Office Connect Hub -
              Macwarehouse - General                                                 1,383.00      22.66             -
 06/15/99   2 256 MB KITs SGI O2 - Advanced enterprise solutions - New
              Technologies                                                             999.00      21.36         82.42
 07/01/99   1 Dell Dimension XPS T500MHz - DELL - General                            1,930.00          -        156.35
 07/01/99   1 IBM Monitor T550 - MacWarehouse - General                              1,199.95      22.69             -
 07/25/99   1 ACMA Pentium III 450 System - ACMA - Process                           1,473.00      10.00        121.52
 08/11/99   1 IMAC G3/333 SRN9312LFGV1 - MicroWarehouse -                            1,199.00      52.09             -
 08/11/99   1 IMAC G3/333 SRN9312LFGSN - MicroWarehouse -                            1,199.00      64.96             -
 08/20/99   1 Phaser 740 Plus Color Laser Printer - Redwood Imaging, Inc. -
              G&A                                                                    2,649.00          -        177.09
 09/01/99   1 NMR Sample Changer software - Bruker Chemistry                         1,300.00      29.75        107.25
 09/16/99   2 Dell Dimension XPS T450MHz plus shipping with (2) CRT Monitors -
              DELL - Process                                                         2,787.90     194.58        246.09
 09/23/99   2 Dell Dimension XPS T450MHz plus shipping with (2) CRT Monitors -
              DELL - Process                                                         2,787.90     194.58        246.09
 10/20/99   1 IMAC - MacWarehouse - Biology                                            899.00      50.09             -
 10/24/99   1 Exper Software - Stat-Ease - Process Development                         995.00      15.00         82.09
 11/01/99   1 Dell Dimension XPS T450MHz Pentium 3 Computer - DELL - G&A             1,419.00      80.00        123.69
 12/06/99   1 Dell 455 Celeron GX 100/T base Computer -DELL - Process                1,137.00      90.00        101.23
                                                    subtotal Computer equipment

              Furniture and office equipment
                                                                           1999
 06/01/99   1 Kosan Sign - Sign Classics - General                                   1,198.00          -         93.89
 07/01/99   1 Office Desk with Right Flush - BRG - General                             976.56     150.00         92.94
 07/01/99     3 tables & 1 desk - OP Contract - Administration                       1,656.11      38.48        278.95
 07/01/99     Cherry Desk (4) with Files and Bookcases - BRG - Administration        8,869.47          -        731.73


                                     Description/Vendor                          Labor      Total           Serial Number

          QTY Computer Equipment
                                                    1999

 05/18/99   1 ID-7000 Mod Kit - Hitachi - Process                               950.00   1,039.20 Installation - reference SN 100997
 05/11/99   1 O2 Visual Workstation, 2700MHZ. - Tnpos. Inc - New Technologies        -   9,535.38 W12-270S-9G128

 06/10/99   1 Cisco Pix Firewall - Langtech - whole company                          -  12,317.22 Software/firewall - No serial
 06/16/66   2 Superstack 1111 Dual Speed Hubs $ (1) Office Connect Hub -                          number
              Macwarehouse - General                                                 -   1,405.66 DEH3480,3562.3955
 06/15/99   2 256 MB KITs SGI O2 - Advanced enterprise solutions - New
              Technologies                                                           -   1,102.78 DRG02/256
 07/01/99   1 Dell Dimension XPS T500MHz - DELL - General                            -   2,086.35 220/1394
 07/01/99   1 IBM Monitor T550 - MacWarehouse - General                              -   1,222.64 1S9513DW05508007
 07/25/99   1 ACMA Pentium III 450 System - ACMA - Process                           -   1,604.52 907206639, B12921A03543
 08/11/99   1 IMAC G3/333 SRN9312LFGV1 - MicroWarehouse -                            -   1,251.09 SRN9312LFGV1
 08/11/99   1 IMAC G3/333 SRN9312LFGSN - MicroWarehouse -                            -   1,263.96 SSG9310HFGSN
 08/20/99   1 Phaser 740 Plus Color Laser Printer - Redwood Imaging, Inc. -
              G&A                                                                    -   2,826.09 SRN740P
 09/01/99   1 NMR Sample Changer software - Bruker Chemistry                         -   1,437.00 SRNH9397
 09/16/99   2 Dell Dimension XPS T450MHz plus shipping with (2) CRT Monitors -
              DELL - Process                                                         -   3,228.57 SRN220-1393, SRN26911-00
 09/23/99   2 Dell Dimension XPS T450MHz plus shipping with (2) CRT Monitors -
              DELL - Process                                                         -   3,228.57 SRN310-0050,SRNJC-1581VMW
 10/20/99   1 IMAC - MacWarehouse - Biology                                          -     951.09 SSG9395D0GSN
 10/24/99   1 Exper Software - Stat-Ease - Process Development                       -   1,092.09 SRNW5XR3352
 11/01/99   1 Dell Dimension XPS T450MHz Pentium 3 Computer - DELL - G&A             -   1,622.69 SRN310-3180
 12/06/99   1 Dell 455 Celeron GX 100/T base Computer -DELL - Process                -   1,328.23 SRN220-3220
                                                                                        ---------
                                                    subtotal Computer equipment         48,543.13
                                                                                        ---------
              Furniture and office equipment
                                                 1999
 06/01/99   1 Kosan Sign - Sign Classics - General                              378.00   1,669.89 SRN Kosan Bus. Sign
 07/01/99   1 Office Desk with Right Flush - BRG - General                           -   1,219.50 SRNEN-M3672L-C
 07/01/99     3 tables & 1 desk - OP Contract - Administration                       -   1,973.54 SRNHMI-DB25-.3048W.2230W.366
 07/01/99     Cherry Desk (4) with Files and Bookcases - BRG - Administration        -   9,601.20 SRN399535-539.39935-46
                                                                                        ---------
                                                                                        14,464.13
                                                                                        ---------


                                                                                 Paid by check
                                      Description/Vendor                         $\#              Cleared / Bank Stmt date

          QTY Computer Equipment
                                                                            1999

 05/18/99   1 ID-7000 Mod Kit - Hitachi - Process                                            2995                  6/30/99
 05/11/99   1 O2 Visual Workstation, 2700MHZ. - Tnpos. Inc - New Technologies                3169                  7/31/99
 06/10/99   1 Cisco Pix Firewall - Langtech - whole company                          3147 &  3357        7/31/99 & 8/31/99
 06/16/66   2 Superstack 1111 Dual Speed Hubs $ (1) Office Connect Hub -
              Macwarehouse - General                                                         3091                  7/31/99
 06/15/99   2 256 MB KITs SGI O2 - Advanced enterprise solutions - New
              Technologies                                                                   3035                  7/31/99
 07/01/99   1 Dell Dimension XPS T500MHz - DELL - General                                    3064                  7/31/99
 07/01/99   1 IBM Monitor T550 - MacWarehouse - General                                      3091                  7/31/99
 07/25/99   1 ACMA Pentium III 450 System - ACMA - Process                                   3394                  8/31/99
 08/11/99   1 IMAC G3/333 SRN9312LFGV1 - MicroWarehouse -                                    3496                  9/30/99
 08/11/99   1 IMAC G3/333 SRN9312LFGSN - MicroWarehouse -                                    3496                  9/30/99
 08/20/99   1 Phaser 740 Plus Color Laser Printer - Redwood Imaging, Inc. - G&A              3603                  9/30/99
 09/01/99   1 NMR Sample Changer software - Bruker Chemistry                                 3643                 10/31/99
 09/16/99   2 Dell Dimension XPS T450MHz plus shipping with (2) CRT Monitors -
              DELL - Process                                                                 3759                 10/31/99
 09/23/99   2 Dell Dimension XPS T450MHz plus shipping with (2) CRT Monitors -
              DELL - Process                                                                 3759                 10/31/99
 10/20/99   1 IMAC - MacWarehouse - Biology                                                  3849                   30-Nov
 10/24/99   1 Exper Software - Stat-Ease - Process Development                               4076              Call Vendor
 11/01/99   1 Dell Dimension XPS T450MHz Pentium 3 Computer - DELL - G&A                     4105              Call Vendor
 12/06/99   1 Dell 455 Celeron GX 100/T base Computer -DELL - Process                        4215              Call Vendor

              Furniture and office equipment
                                                                            1999
 06/01/99   1 Kosan Sign - Sign Classics - General                                           3119                  7/31/99
 07/01/99   1 Office Desk with Right Flush - BRG - General                                   3335                  8/31/99
 07/01/99     3 tables & 1 desk - OP Contract - Administration                               3252                  7/31/99
 07/01/99     Cherry Desk (4) with Files and Bookcases - BRG - Administration                3335                  8/31/99


                                         Description/Vendor                              Check Date         Sch Costs

          QTY Computer Equipment
                                                                                  1999

 05/18/99   1 ID-7000 Mod Kit - Hitachi - Process                                              6/17/99             1,039.20
 05/11/99   1 O2 Visual Workstation, 2700MHZ. - Tnpos. Inc - New Technologies                   7/8/99               791.35
                                                                                              7/8/99 &
 06/10/99   1 Cisco Pix Firewall - Langtech - whole company                                    8/11/99               706.97
 06/16/66   2 Superstack 1111 Dual Speed Hubs $ (1) Office Connect Hub - Macwarehouse
              - General                                                                         7/1/99                22.65
 06/15/99   2 256 MB KITs SGI O2 - Advanced enterprise solutions - New Technologies             7/1/99               103.75
 07/01/99   1 Dell Dimension XPS T500MHz - DELL - General                                       7/1/99               155.35
 07/01/99   1 IBM Monitor T550 - MacWarehouse - General                                         7/1/99                22.59
 07/25/99   1 ACMA Pentium III 450 System - ACMA - Process                                     8/19/99               131.52
 08/11/99   1 IMAC G3/333 SRN9312LFGV1 - MicroWarehouse -                                      8/27/99                52.09
 08/11/99   1 IMAC G3/333 SRN9312LFGSN - MicroWarehouse -                                      8/27/99                64.95
 08/20/99   1 Phaser 740 Plus Color Laser Printer - Redwood Imaging, Inc. - G&A                9/21/99               177.09
 09/01/99   1 NMR Sample Changer software - Bruker Chemistry                                         2             1,437.00
 09/16/99   2 Dell Dimension XPS T450MHz plus shipping with (2) CRT Monitors - DELL -
              Process                                                                         10/14/99               440.67
 09/23/99   2 Dell Dimension XPS T450MHz plus shipping with (2) CRT Monitors - DELL -
              Process                                                                         10/14/99               440.67
 10/20/99   1 IMAC - MacWarehouse - Biology                                                   10/22/99                52.09
 10/24/99   1 Exper Software - Stat-Ease - Process Development                                11/11/99             1,092.09
 11/01/99   1 Dell Dimension XPS T450MHz Pentium 3 Computer - DELL - G&A                       12/2/99               203.59
 12/06/99   1 Dell 455 Celeron GX 100/T base Computer -DELL - Process                         12/16/99               191.23
                                                                                                                   7,126.13

              Furniture and office equipment
                                                                                  1999
 06/01/99   1 Kosan Sign - Sign Classics - General                                                                   471.89
 07/01/99   1 Office Desk with Right Flush - BRG - General                                                           242.94
 07/01/99     3 tables & 1 desk - OP Contract - Administration                                                       317.43
 07/01/99     Cherry Desk (4) with Files and Bookcases - BRG - Administration                                        731.73

                                                                                                                   1,763.99